UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

Olo Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40213	20-2971562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Fulton Street 82nd Floor One World Trade Center New York, NY	10007
(Address of Principal Executive Offices)	(Zip Code)
(212) 260-0895
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	OLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on November 1, 2024, Olo Inc. (the “Company”) and Mr. Diego Panama, the Company’s Chief Revenue Officer, mutually agreed that he would depart the Company on December 31, 2024. Mr. Panama and the Company agreed he will continue to provide advisory services on an as-needed basis until March 31, 2025. As consideration for his advisory services, under the terms of an Advisor Agreement by and between the Company and Mr. Panama, as signed on January 21, 2025 (“Advisor Agreement”), the Company has agreed to pay Mr. Panama a fee of $45,833 per month, a prorated bonus based on Mr. Panama’s 2024 executive bonus structure (excluding the commissions component) with Company performance targets for the first quarter of 2025, and payments towards Mr. Panama’s COBRA premiums while he is providing advisory services. In addition, restricted stock unit and performance-based restricted stock unit awards that were granted by the Company to Mr. Panama will continue to vest in accordance with the terms of the applicable award agreements through March 31, 2025.

In addition, under the terms of a Separation Agreement and Release between the Company and Mr. Panama, as signed on January 21, 2025 (the “Separation Agreement”), beginning April 1, 2025 the Company will pay Mr. Panama the severance set forth in Section 5.2(vi) of his Employment Agreement, dated April 26, 2022. A copy of Mr. Panama’s Employment Agreement was filed on August 11, 2022, with the Company’s Form 10-Q for the quarter ended June 30, 2022.

The foregoing summary of the Advisor Agreement and Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the agreements. The Company expects to file a copy of the Advisor Agreement and the Separation Agreement as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olo Inc.

Dated: January 21, 2025

	By:	/s/ Noah H. Glass
Noah H. Glass
Chief Executive Officer (Principal Executive Officer)